Earnings Release Presentation Q3 2024 Wintrust Financial Corporation

22 This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as “intend,” “plan,” “project,” “expect,” “anticipate,” “believe,” “estimate,” “contemplate,” “possible,” “will,” “may,” “should,” “would” and “could.” Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, and which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company’s 2023 Annual Report on Form 10-K and in any of the Company’s subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time,the Company’s business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices, and management’s long-term performance goals, as well as statements relating to the anticipated effects on the Company's financial condition and results of operations from expected developments or events. Actual results could differ materially from those addressed in the forward- looking statements as a result of numerous factors, including the following: • economic conditions and events that affect the economy, housing prices, the job market and other factors that may adversely affect the Company’s liquidity and the performance of its loan portfolios, including an actual or threatened U.S. government debt default or rating downgrade, particularly in the markets in which it operates; • negative effects suffered by us or our customers resulting from changes in U.S. trade policies; • the extent of defaults and losses on the Company’s loan portfolio, which may require further increases in its allowance for credit losses; • estimates of fair value of certain of the Company’s assets and liabilities, which could change in value significantly from period to period; • the financial success and economic viability of the borrowers of our commercial loans; • commercial real estate market conditions in the Chicago metropolitan area and southern Wisconsin; • the extent of commercial and consumer delinquencies and declines in real estate values, which may require further increases in the Company’s allowance for credit losses; • inaccurate assumptions in our analytical and forecasting models used to manage our loan portfolio; • changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company’s liquidity and the value of its assets and liabilities; • the interest rate environment, including a prolonged period of low interest rates or rising interest rates, either broadly or for some types of instruments, which may affect the Company’s net interest income and net interest margin, and which could materially adversely affect the Company’s profitability; • competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services), which may result in loss of market share and reduced income from deposits, loans, advisory fees and income from other products; • failure to identify and complete favorable acquisitions in the future or unexpected losses, difficulties or developments related to the Company’s recent or future acquisitions; • unexpected difficulties and losses related to FDIC-assisted acquisitions; • harm to the Company’s reputation; • any negative perception of the Company’s financial strength; • ability of the Company to raise additional capital on acceptable terms when needed; • disruption in capital markets, which may lower fair values for the Company’s investment portfolio; • ability of the Company to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations and to manage risks associated therewith; • failure or breaches of our security systems or infrastructure, or those of third parties; • security breaches, including denial of service attacks, hacking, social engineering attacks, malware intrusion and similar events or data corruption attempts and identity theft; • adverse effects on our information technology systems, or those of third parties, resulting from failures, human error or cyberattacks (including ransomware); PENDING - LEGAL Forward Looking Statements

33 • adverse effects of failures by our vendors to provide agreed upon services in the manner and at the cost agreed, particularly our information technology vendors; • increased costs as a result of protecting our customers from the impact of stolen debit card information; • accuracy and completeness of information the Company receives about customers and counterparties to make credit decisions; • ability of the Company to attract and retain senior management experienced in the banking and financial services industries; • environmental liability risk associated with lending activities; • the impact of any claims or legal actions to which the Company is subject, including any effect on our reputation; • losses incurred in connection with repurchases and indemnification payments related to mortgages and increases in reserves associated therewith; • the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank; • the soundness of other financial institutions and the impact of recent failures of financial institutions, including broader financial institution liquidity risk and concerns; • the expenses and delayed returns inherent in opening new branches and de novo banks; • liabilities, potential customer loss or reputational harm related to closings of existing branches; • examinations and challenges by tax authorities, and any unanticipated impact of the Tax Act; • changes in accounting standards, rules and interpretations, and the impact on the Company’s financial statements; • the ability of the Company to receive dividends from its subsidiaries; • the impact of the Company's transition from LIBOR to an alternative benchmark rate for current and future transactions; • a decrease in the Company’s capital ratios, including as a result of declines in the value of its loan portfolios, or otherwise; • legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies; • changes in laws, regulations, rules, standards and contractual obligations regarding data privacy and cybersecurity; • a lowering of our credit rating; • changes in U.S. monetary policy and changes to the Federal Reserve’s balance sheet, including changes in response to persistent inflation or otherwise; • regulatory restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business; • increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the regulatory environment; • the impact of heightened capital requirements; • increases in the Company’s FDIC insurance premiums, or the collection of special assessments by the FDIC; • delinquencies or fraud with respect to the Company’s premium finance business; • credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company’s premium finance loans; • the Company’s ability to comply with covenants under its credit facility; • fluctuations in the stock market, which may have an adverse impact on the Company’s wealth management business and brokerage operation; • widespread outages of operational, communication, or other systems, whether internal or provided by third parties, natural or other disasters (including acts of terrorism, armed hostilities and pandemics), and the effects of climate change could have an adverse effect on the Company’s financial condition and results of operations, lead to material disruption of the Company’s operations or the ability or willingness of clients to access the Company’s products and services; and • the severity, magnitude and duration of the COVID-19 pandemic, including the continued emergence of variant strains, and the direct and indirect impact of such pandemic, as well as responses to the pandemic by the government, businesses and consumers, on the economy, our financial results, operations and personnel, commercial activity and demand across our business and our customers’ businesses. Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward- looking statement made by the Company. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events after the date of the press release and this presentation. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases and presentations. PENDING - LEGAL Forward Looking Statements

44 Pre-Tax, Pre-Provision1 September 2024 Year-to-Date Highlights (Comparative to September 2023 Year-to-Date) Total DepositsTotal Assets Total Loans Net Income $63.8 billion +$8.2 billion or 15% $47.1 billion +$5.6 billion or 14% $51.4 billion +$6.4 billion or 14% $509.7 million +$11 million or 2% Update Format second box BV / TBV Net Interest Income Net Interest Margin $1.4 billion +$69 million or 5% (non-GAAP) $76.15 +$12.08 $778.1 million +$27 million or 4% Diluted EPS $7.67 -$0.04 or -1% Current EPS Prior EPS $ 2.47 2.32 $ 0.15 PPNI Prior PPNI $ 255.0 251.4 $3.64 3600000 255,043 251,404 Metric 9/30/2024 9/30/2023 Difference % Change Net Income $ 509,683 $ 499,146 $ 10,537 2 % Pre-Tax, Pre- Provision 778,076 751,320 $ 26,756 4 % Diluted EPS $ 7.67 $ 7.71 $ (0.04) (1) % Net Interest Income 1,437,387 1,367,890 $ 69,497 5 % NIM 3.52% 3.68% (0.1600) % 58 TBV 76.15 64.07 $ 12.08 19 % Total Assets 63,788,424 55,555,246 $ 8,233,178 15 % Total Loans 47,067,447 41,446,032 $ 5,621,415 14 % Total Deposits 51,404,966 44,992,686 $ 6,412,280 14 % September 2024 Year-to-Date Takeaways 1 Pre-tax income, excluding provision for credit losses (non-GAAP) – See non-GAAP reconciliation in the Appendix (GAAP) $90.06 +$14.87 (non-GAAP) 3.54% -16 bps (GAAP) 3.52% -16 bps NIM FY GAAP NIM PY GAAP Change 3.52% 3.68% -16.00 NIM FY Non- GAAP NIM PY Non- GAAP Change 3.54% 3.70% -16.00 BV FY BV PY Change $ 90.06 $ 75.19 $ 14.87 TBV TBV PY Change 76.15 64.07 12.08 • Record full year net income of $622.6 million or $9.58 per diluted common share was 22% higher than our annual record net income in 2022 • Record full year net interest income of $1.8 billion driven by net interest margin expansion along with strong earning asset growth • Credit metrics remain strong and at historically low levels with net charge-offs of 11 bps of average total loans for full year 2023 • The Company's capital expansion was driven by record full year earnings in 2023 and remain well above the regulatory thresholds • Wintrust's tangible book value per common share (non-GAAP) increased in 2023 to $70.33 as of December 31, 2023. Tangible book value per common share (non-GAAP) has increased every year since Wintrust became a public company in 1996 • Record year-to-date net income of $509.7 million or $7.67 per diluted common share was $11 million higher than our net income for the same time period in 2023 • Record year-to-date net interest income of $1.4 billion driven by strong earning asset growth • Wintrust's tangible book value per common share (non-GAAP) increased to $76.15 as of September 30, 2024. Tangible book value per common share (non-GAAP) has increased every year since Wintrust became a public company in 1996 • Wintrust Financial Corporation and Macatawa Bank Corporation ("Macatawa") completed their previously announced merger on August 1, 2024 whereby Wintrust acquired Macatawa in an all-stock transaction 9/30/2024 9/30/2023 September September 2024 2023 September 2024 September 2023

55 Q3 2024 Highlights (Comparative to Q2 2024) • Total loans increased by approximately $2.4 billion, which includes approximately $1.3 billion of acquired balances relating to Macatawa. Excluding Macatawa, total loans increased $1.1 billion or 10% annualized • Total deposits increased by approximately $3.4 billion, which includes approximately $2.3 billion of acquired balances relating to Macatawa. Excluding Macatawa, total deposits increased $1.1 billion or 9% annualized • Recorded net income of $170.0 million for the third quarter of 2024 • Q3 2024 net interest margin (non-GAAP) of 3.51% remained stable, decreasing by one basis point from the prior quarter Pre-Tax, Pre-Provision1 Diversified Balance Sheet Total DepositsTotal Assets Total Loans Net Income $63.8 billion +$4.0 billion $47.1 billion +$2.4 billion $51.4 billion +$3.4 billion $170.0 million +$17.6 million Stable Credit Quality • Non-performing loans totaled $179.7 million and comprised 0.38% of total loans at September 30, 2024, as compared to $174.3 million and 0.39% of total loans at June 30, 2024 • Allowance for credit losses on total core loans was 1.40% • Net charge-offs decreased to 23 basis points in the third quarter of 2024 compared to 28 basis points in the second quarter of 2024 Efficiency RatioReturn on Assets ROE / ROTCE 1.11% +4 bps (GAAP) 58.88% +178 bps $255.0 million +$3.6 million 1 Pre-tax income, excluding provision for credit losses (non-GAAP) – See non-GAAP reconciliation in the Appendix for all metrics denoted as non-GAAP Diluted EPS $2.47 +$0.15 Current EPS Prior EPS $ 2.47 2.32 $ 0.15 PPNI Prior PPNI $ 255.0 251.4 $3.64 3600000 255,043 251,404 Stable Margin Supports Earnings Net Overhead Ratio 1.62% +9 bps (non-GAAP) 58.58% +175 bps Efficiency GAAP Prior Q 58.88% 58.59% $ 29.00 Efficiency Non GAAP Prior Q Efficiency Ratio (GAAP) Q1-23 Efficiency Ratio (GAAP) Q4-22 Efficiency Ratio (Non- GAAP) Q1-23 Efficiency Ratio (Non- GAAP) Q4-22 58.88% 57.10% 58.58% 56.83% % Change File does not have calc for GAAP numbers 175 Check 178.00 175.00 (GAAP) 11.63% +2 bps (non-GAAP) 13.92% +43 bps Current ROE Prior ROE Current ROTCE Prior ROTCE 11.63% 11.61% 13.92% 13.49% 2 43 PENDING 2 Shares issued for the acquisition of Macatawa increased average dilutive shares by 3,118,000 shares

66 Diluted EPS Quarterly Trend Quarterly Pre-Tax Income, Excluding Provision for Credit Losses Record Net Income for the First Nine Months of the Year $164.2 $123.5 $187.3 $152.4 $170.0 1.20% 0.89% 1.35% 1.07% 1.11% Net Income ROA Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $2.53 $1.87 $2.89 $2.32 $2.47 Diluted EPS Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $244.8 $208.2 $271.6 $251.4 $255.0 Pre-Tax Income, excluding Provision for Credit Losses (non-GAAP) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 ($ in Millions) ($ in Millions) 1 See non-GAAP reconciliation in Appendix Q3 2024 Highlights Earnings Summary Differentiated, highly diversified and sustainable business model Manual Input - Highlights May Change QoQ • Q3 2024 pre-tax income, excluding provision for credit losses totaled $255.0 million as compared to $251.4 million in the second quarter of 2024 • Record quarterly net interest income of $502.6 million supported by strong loan and deposit growth and a relatively stable net interest margin

77 38% 42% 16% 4% Non-interest bearing $ 0.6 NOW and Interest Bearing DDAs $ 0.6 $ 2.3 Wealth management deposits $ — Money market $ 0.6 Savings $ 0.2 Total Certificate of Deposits $ 0.3 27% 25% 28% 7% 13% 33% 27% 15% 17% 7% 1% Commercial Commercial Real Estate PFR - Property and Casualty Insurance PFR - Life Insurance Residential Real Estate All Other Loans 21% 11% 3% 34% 12% 19% Non-interest bearing NOW Wealth management deposits Money market Savings Time certificates of deposit Loan Portfolio ($ in Billions) X Combined Company Deposit Portfolio ($ in Billions) $1.3 $51.4$2.3 Loan and Deposit Portfolio WTFC & Macatawa Macatawa Bank provides loan portfolio with pristine credit quality paired with attractive low cost deposits as of 8/1/2024 $47.1 as of 9/30/2024

88 33% 27% 15% 17% 7% 1% Commercial Commercial Real Estate PFR - Property and Casualty Insurance PFR - Life Insurance Residential Real Estate All Other Loans $44,676 $1,093 $846 $321 $131 $47,067 6/30/2024 Commercial Commercial Real Estate Residential Real Estate All Other Loans 9/30/2024 $41.4 $44.7 $47.1 6.51% 6.90% 6.90% Total Loans Average Total Loan Yield 9/30/2023 6/30/2024 9/30/2024 Year-over-Year Change $5.6B or 14% in Total Loans Loan Portfolio Diversified loan portfolio All Major Portfolios Experienced Strong Loan Growth in the Third Quarter of 2024 ($ in Millions) Diversified Loan Mix (as of 9/30/2024) Robust Loan Growth Enhanced by Macatawa Acquisition ($ in Billions) • Net loan growth during the third quarter totaled $2.4 billion, or 21% on an annualized basis • Excluding loans acquired in the Macatawa transaction, total loans increased approximately 10% on an annualized basis • Year-over-year loan growth of $5.6 billion or 14% Q3 2024 Highlights

99 • Robust third quarter deposit growth totaling $3.4 billion which included approximately $2.3 billion of deposits acquired from Macatawa • Year-over-year deposit growth of $6.4 billion or 14% • Non-interest-bearing deposits increased approximately $708 million and remain 21% of total deposits in the third quarter of 2024 • Excess liquidity acquired in the Macatawa transaction was deployed by reducing exposure to wholesale and brokered funding sources $48,049 $708 $1,394 $728 $526 $51,405 6/30/2024 Non-Interest-Bearing Money Market CDs Other Interest- Bearing 9/30/2024 $45.0 $48.0 $51.4 3.12% 3.73% 3.72% Total Deposits Rate Paid on Average Total Interest-Bearing Deposits 9/30/2023 6/30/2024 9/30/2024 1 1Includes: NOW, Interest-bearing Demand Deposits, Savings and deposit balances of the Company’s subsidiary banks from brokerage customers of Wintrust Investments, Chicago Deferred Exchange Company, LLC (“CDEC”), trust and asset management customers of the Company Deposit Portfolio Enviable core deposit franchise in Chicago, Milwaukee and Grand Rapids market areas Strong Quarterly Growth Across Diverse Product Offerings ($ in Millions) Deposit Growth Supported by Strong Core Franchise and Expansion into Grand Rapids Due to Macatawa Acqusition ($ in Billions) Q3 2024 Highlights 1 Manual Input - Highlights May Change QoQ

1010 Chicago MSA (Sorted by 2024 Market Share Data) 2024 Deposit Market Share 2023 Deposit Market Share 2022 Deposit Market Share 2021 Deposit Market Share JPMorgan Chase Bank 20.0% 22.3% 23.3% 23.1% BMO Bank 18.3% 16.7% 14.3% 15.1% Bank of America 8.0% 8.8% 10.1% 8.5% Wintrust Financial Corporation 7.7% 7.3% 6.8% 6.5% CIBC Bank USA 7.0% 6.6% 5.9% 5.7% The Northern Trust Company 5.8% 4.7% 6.4% 6.8% Fifth Third Bank 4.9% 4.9% 5.0% 5.1% PNC Bank 3.1% 3.0% 3.0% 3.1% Old National Bank1 2.8% 2.8% 2.5% 2.7% Citibank 2.5% 3.3% 3.6% 3.5% *Data Source: Federal Deposit Insurance Corporation as of June 30th of each year Deposit Market Share and WTFC Midwest Branch Locations Milwaukee, Kenosha, Racine MSAs (Sorted by 2024 Market Share Data) 2024 Deposit Market Share 2023 Deposit Market Share 2022 Deposit Market Share 2021 Deposit Market Share U.S. Bank 29.3% 33.4% 37.9% 36.6% BMO Harris Bank 14.9% 13.7% 12.9% 14.4% JPMorgan Chase 11.0% 11.4% 11.8% 11.2% Associated Bank 9.6% 8.8% 7.3% 7.0% Wintrust Financial Corporation 3.8% 3.2% 2.7% 2.4% Wells Fargo Bank 2.4% 2.4% 2.3% 4.3% Bank Five Nine 2.1% 1.7% 1.3% 1.3% PNC Bank 2.1% 2.0% 2.0% 2.5% Old National Bank1 1.7% 1.5% 1.3% 0.2% North Shore Bank 2.0% 1.9% 1.8% 1.7% Grand Rapids MSA (Sorted by 2024 Market Share Data) 2024 Deposit Market Share 2023 Deposit Market Share 2022 Deposit Market Share 2021 Deposit Market Share Huntington 18.9% 18.9% 20.0% 19.5% Fifth Third Bank 18.7% 18.7% 19.7% 21.7% Northpointe Bank 10.9% 10.2% 7.7% 7.0% JPMorgan Chase 9.6% 9.9% 10.3% 10.2% Macatawa Bank 7.2% 7.3% 7.5% 8.2% Mercantile Bank 7.2% 6.9% 6.5% 6.4% Independent Bank 4.3% 4.6% 5.4% 5.1% West Michigan Community Bank 2.8% 2.6% 2.3% 2.2% Bank of America 2.7% 3.2% 4.1% 3.6% ChoiceOne Bank 2.5% 2.5% 2.5% 2.2% *Map Source: S&P Capital IQ 1 Includes First Midwest Market share, Old National acquired First Midwest in a merger that was completed on February 16, 2022

1111 9.3% 9.4% 9.5% 9.5% 9.8% 0.2% Wintrust Macatawa Impact 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 Manual Input- Investment Duration comes from Scott Capital/Liquidity Current capital levels are well in excess of regulatory thresholds and benefited from Macatawa's excess capital and liquidity $3.9 $3.7 $0.1 Available-for-Sale Held-to-Maturity Other 12.1% 0.3% (0.4)% (0.1)% 11.9% 6/30/2024 Retained Earnings and Other Equity Changes Change in RWA Change in Subordinated Debt 9/30/2024 1 Ratios for Q3 2024 are estimated 9.3% 9.5% 9.8% 10.2% 10.3% 10.5% 12.0% 12.1% 12.2% 9.2% 9.3% 9.4% CET1 Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio 9/30/2023 6/30/2024 9/30/2024 CET1 Ratio 1 Sufficient CET1 Ratio For Company Risk Profile Boosted by Macatawa Acqusition Capital Level Expansion Supported by Earnings and Macatawa Strategically Balanced Investment Portfolio (as of 9/30/2024) ($ in Billions) • The Company's capital levels are well in excess of regulatory thresholds and it is expected that the Company would remain well capitalized in the event the Company were to liquidate its entire investment portfolio • Investment portfolio at 12% of total assets as of September 30, 2024 Q3 2024 Highlights 1 Total Investment Portfolio Yield (Q3 '24): 3.38% Duration: 5.9 Years $7.7 Manual Input - Highlights May Change QoQ Manual Input - CET1 calculation comes from Mark Expect Q4 2025 CET1 +10.0% 9.3% 9.4% 9.5% 9.5% 9.7% 10.0% 0.3% Wintrust Macatawa Impact Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2025

1212 Tangible Book Value Per Share (non-GAAP) Wintrust has grown TBV Per Share every year since going public in 1996, and increased TBV Per Share to $76.15 as of 9/30/2024, which is the highest in Company history $4.11 $5.50 $6.03 $6.19 $7.08 $9.03 $11.65 $14.84 $16.07 $17.28 $18.97 $19.02 $20.78 $23.22 $25.80 $26.72 $29.28 $29.93 $32.45 $33.17 $37.08 $41.68 $44.67 $49.70 $53.23 $59.64 $61.00 $70.33 $76.15 Tangible Book Value Per Share (non-GAAP) 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 9/3 0/2 02 4 1 1Q2 2024 is a Preliminary Number Tangible book value per common share (non-GAAP) increased to $72.01 which is the highest in Company history Manual Input - S&P File

1313 Total Shareholder Return Wintrust's commitment to growing shareholder value is exemplified by outperforming the KBW's Regional Banking Total Return Index (KRXTR) for each of the 1-year, 3-year, 5-year, and 10-year time periods Total Shareholder Return of WTFC Compared to KRXTR (1 Year) 100.00% 146.00% 133.39% WTFC KRXTR 09 /30 /23 09 /30 /24 80.00% 100.00% 120.00% 140.00% 160.00% Total Shareholder Return of WTFC Compared to KRXTR (3 Year) 100.00% 103.09% 97.40% 140.61% 92.65% 76.29% 101.77% WTFC KRXTR 09 /30 /21 09 /30 /22 09 /30 /23 09 /30 /24 50.00% 75.00% 100.00% 125.00% 150.00% Total Shareholder Return of WTFC Compared to KRXTR (5 Year) 100.00% 63.61% 127.82% 131.66% 124.59% 178.32% 67.24% 132.16% 122.45% 100.83% 134.50% WTFC KRXTR 09 /30 /19 09 /30 /20 09 /30 /21 09 /30 /22 9/3 0/2 02 4 09 /30 /24 50.00% 75.00% 100.00% 125.00% 150.00% 175.00% 200.00% Total Shareholder return of WTFC Compared to KRXTR (10 Year) 100.00% 120.55% 126.37% 178.44% 194.76% 151.26% 98.61% 191.52% 197.07% 186.84% 264.58% 114.39% 124.96% 160.82% 166.73% 153.06% 102.93% 202.29% 187.42% 154.34% 205.87% WTFC KRXTR 09 /30 /14 09 /30 /15 09 /30 /16 09 /30 /17 09 /30 /18 09 /30 /19 09 /30 /20 09 /30 /21 09 /30 /22 09 /30 /23 09 /30 /24 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% Manual Input - S&P File *Data Source: S&P Capital IQ

1414 • Well-positioned for strong financial performance as we continue our momentum into the remainder of the year and 2025 • Expect the combination of a stable net interest margin and balance sheet growth to result in continued net interest income growth over the next few quarters • Hedging program to protect both net interest margin and capital during the new lower rate fed cycle $6.0 $6.7 $6.7 $6.7 $5.5 $5.5 $3.0 $3.7 $3.7 $3.7 $3.7 $3.7 $3.0 $3.0 $3.0 $3.0 $1.8 $1.8 Received Fixed Swaps Costless Collars Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $462.4 $470.0 $464.2 $470.6 $502.6 3.62% 3.64% 3.59% 3.52% 3.51% Net Interest Income Net Interest Margin (non-GAAP) 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 3.52% (0.01)% 0.01% (0.01)% 3.51% NIM (non-GAAP) Q1 2024 Earning Asset Yield Interest-Bearing Liability Rate Net Free Funds NIM (non-GAAP) Q2 2024 Net Interest Margin/Income Net interest margin within guidance range; coupled with earning asset growth produced strong net interest income Derivatives Held by the Company as of 9/30/2024 That Hedge the Cash Flows of Variable Rate Loans1 2.9% 1.0% 1.8% 1.0% Static Ramp 6/30/2023 6/30/2024 Percentage Change in Net Interest Income Over a One-Year Time Horizon Rising Rates Scenario + 100 Basis Points (2.9)% 0.6% (0.9)% 0.9% Static Ramp 6/30/2023 6/30/2024 1 2 Percentage Change in Net Interest Income Over a One-Year Time Horizon Falling Rates Scenario - 100 Basis Points 1 Static Shock Scenario results incorporate actual cash flows and repricing characteristics for balance sheet instruments following an instantaneous, parallel change in market rates based upon a static (i.e. no growth or constant) balance sheet 2 Ramp Scenario results incorporate management’s projections of future volume and pricing of each of the product lines following a gradual, parallel change in market rates over twelve months Q1 '24 NII $470.6MM Q2 '24 NII $502.6MMNIM Linking Chart 9/30/2024 6/30/2024 Variance Total earning assets (7) 6.33% 6.34% (0.01) % Total interest-bearing liabilities 3.75% 3.76 0.01 % Net free funds/contribution (6)/ Net interest income/Net interest margin 0.93% 0.94 -0.01 NIM 3.51% 3.52 Manual Input - Data Comes from Joel Pending Expect sustained NII growth and Stable NIM through 2025 Q3 2024 NII Boosted By Macatawa and Stable NIM Q3 2024 Highlights Collars Weighted Average Cap Rate: 3.72% Collars Weighted Average Floor Rate: 2.23% Receive Fixed Swaps Weighted Average Rate: 3.86% 1 Dates represent derivative maturity dates. Reference the Appendix slide 28 for the complete derivative schedule ($ in Billions) ($ in Millions) • Expect sustained NII growth and Stable NIM through 2025 Q3 2024 Highlights • Well-positioned for strong financial performance as we continue our momentum into the remainder of the year and into 2025 • Expect the combination of a stable net interest margin and balance sheet growth to result in continued net interest income growth • Hedging program to protect both net interest margin and capital in a declining rate environment

1515 $340.4 $10.1 $8.8 $1.6 $1.1 $(1.3) $360.7 Q2 2024 Non- Interest Expense Macatawa Non- Interest Expense Salaries and Benefits* Software and Equipment* Acquisition Costs All Other Expenses* Q3 2024 Non- Interest Expense Non-Interest Income & Non-Interest Expense Continue to manage our expenses and believe Macatawa acquisition will provide valuable synergies ($ in Millions) $121.1 $2.9 $7.6 $1.4 $(13.2) $(5.3) $(1.4) $113.1 Q2 2024 Non- Interest Income Macatawa Non- Interest Income Investment Gains/Losses* Lease Income Mortgage Banking Gain on Sale of Premium Finance Loans in Q2 All Other Income* Q3 2024 Non- Interest Income Macatawa Acquisition Enhances Existing Diversified Fee Businesses ($ in Millions) Wintrust's Proven Acquisition Expertise Will Support Efficient Integration of Macatawa *Net of Macatawa

1616 $112.5 $100.8 $140.6 $121.1 $113.1 $33.5 $33.3 $34.8 $35.4 $37.2 $13.9 $14.2 $14.1 $13.9 $15.3 $14.2 $14.5 $14.8 $15.5 $16.4 $23.5 $31.4 $49.2 $27.2 $28.2 $27.4 $7.4 $27.7 $29.1 $16.0 Wealth Management Operating Lease Income, net Service Charges on Deposits Other ; incl. Call Option Income Mortgage Banking Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $572.6 $439.2 $475.6 $722.2 $766.8 $408.7 $315.6 $331.5 $544.4 $527.4 $163.9 $123.6 $144.1 $177.8 $239.4 Retail Originations Veterans First Originations Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Mortgage Originations for Sale Increased in Q3 2024 and are 34% Higher Than Q3 2023 MSRs Decreased Due to Lower Mortgage Rates Continued Strong Wealth Management BusinessNon-Interest Income Decreased Primarily Due to MSR Activity 1 Other - includes Interest Rate Swap Fees, BOLI, Administrative Services, FX Remeasurement Gains/(Losses), Early Pay-Offs of Capital Leases, Gains/(losses) on investment securities, net, Fees from covered call options, Trading gains/(losses), net and Miscellaneous 1 $33.5 $33.3 $34.8 $35.4 $37.2 $44.7 $47.1 $48.7 $48.2 $51.1 Total Wealth Management Revenue Assets Under Administration ($ in Billions) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 ($ in Millions) ($ in Millions) % of MSRs to Loans Serviced for Others Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 1.77% 1.60% 1.67% 1.68% 1.52% $210.5 $192.5 $201.1 $204.6 $186.3 $11,886 $12,007 $12,051 $12,211 $12,253 MSRs, at fair value Loans Serviced for Others Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 ($ in Millions) ($ in Millions) Non-Interest Income Diversified fee businesses support non-interest income levels despite challenging mortgage environment Manual Input - Data Comes from Mortgage Team Pending

1717 $192.3 $194.0 $195.2 $198.5 $211.3 $111.3 $111.5 $112.2 $113.9 $119.0 $48.8 $49.0 $51.0 $52.1 $57.6 $32.2 $33.5 $32.0 $32.5 $34.7 Salaries Commissions and Incentive Compensation Benefits Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $31.2 $36.6 $45.1 $50.1 $52.9 $56.3 $63.8 2.85% 2.79% 2.51% 2.42% 2.33% 2.45% 2.38% Total Assets Non-Interest Expense as a % of Average Assets FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 YTD 2024 Efficiency Ratio Increased Slightly on Lower MSR Related Revenues 56.94% 63.51% 54.95% 56.83% 58.58% Efficiency Ratio (non-GAAP) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $340.4 $0.8 $— Q1 2024 Non-Interest Expense Advertising and Marketing FDIC Special Assessment Salaries and Benefits Occupancy Expense All Other Expenses Q2 2024 Non-Interest Expense Non-Interest Expense Continue to manage our expenses and believe they are in line with Company growth ($ in Millions) Consistent Asset Growth Coupled With Prudent Expense Management ($ in Billions) 1 Q4 2023 Includes FDIC Special Assessment of $34.4MM 2 Q1 2024 Includes FDIC Special Assessment of $5.2MM & Net Gain on Sale of RBA of $19.3MM 1 2 Total Salaries and Benefits Increase Primarily Driven by the Addition of Macatawa Employees and Incentive Compensation

1818 $437.6 $(3.7) $(6.5) $(9.7) $15.5 $3.0 $436.2 6/30/2024 Portfolio Changes Economic Factors Specific Reserve Macatawa Day 1 Non-PCD Macatawa Day 1 PCD 9/30/2024 $8.1 $14.9 $21.8 $30.0 $26.7 $19.9 $42.9 $21.7 $40.1 $22.3 0.08% 0.14% 0.21% 0.28% 0.23% NCOs Provision for Credit Losses Annualized NCOs as a % of Average Total Loans Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $133.1 $139.0 $148.4 $174.3 $179.7 $79.4 $91.3 $89.9 $119.1 $125.4 $10.7 $0.0 $0.0 $0.0 $0.0$43.0 $47.7 $58.5 $55.2 $54.3 0.32% 0.33% 0.34% 0.39% 0.38% NPLs as a % of Total Loans PFR - Commercial NPLs PFR - Life NPLs Commercial, CRE and Other NPLs 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $(33) $(15) $(42) $(41) $2 (0.01)% 0.00% (0.01)% (0.01)% 0.00% NCOs Annualized NCOs as a % of Average Total Loans Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $43,350 $45,715 Q2 2024 Q3 2024 $735 $729 Q2 2024 Q3 2024 $591 $623 Q2 2024 Q3 2024 Pass and Loans Guaranteed1 Special Mention Substandard2 1Pass and Loans Guaranteed: Includes early buy-out loans guaranteed by U.S. government agencies 2Substandard: Substandard includes Substandard Accrual and Substandard Nonaccrual/Doubtful 97% 97% 2% 2% 1% 1% Credit Quality Diversified Business Lines and Strong Credit Management Support Stable Credit Quality Macatawa's Historical NPLs Highlight Pristine Asset Quality Manageable Levels of Non-Performing Loans ($ in Millions) ($ in Millions) Special Mention and Substandard Percentages Remained Stable Quarter over Quarter Manual Input - All Data comes from Mike Reiser Q1 & Q2 Commercial, CRE, and Other NPL are hard coded due to rounding issues $8.1 $14.9 $21.8 $30.0 $26.7 $19.9 $42.9 $21.7 $40.1 $22.3 0.08% 0.14% 0.21% 0.28% 0.23% NCOs Total Provision for Credit Losses Annualized NCOs as a % of Average Total Loans Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Provision Increase driven by Macatawa Day 1 Impact Partially Offset by CECL Economic Outlook ($ in Millions) $75 $72 $1 $1 $1 0.01% 0.01% 0.00% 0.00% 0.00% NPLs Annualized NPLs as a % of Average Total Loans Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $15.5 Day 1 Macatawa Provision for Credit Losses $6.8 Change in Allowance Driven by Improved Economic Outlook and Macatawa Day 1 Impact ($ in Millions) 3Portfolio Changes: Includes new volume and run- off, changes in credit quality, aging of existing portfolio, shifts in segmentation mix and changes in net charge-offs 3 Manual Input - All Data comes from Mike Reiser Manual Input - All Data comes from Mike Reiser $15.5

1919 0.40% 0.45% 0.41% 0.46% 0.48% 0.34% 0.51% 0.29% 0.34% 0.39% 0.81% 1.58% 1.74% 1.52% 1.30% 1.03% 0.85% 0.62% 0.56% 0.50% 0.47% 0.44% 0.36% 0.32% 0.16% 0.21% 0.27% 0.30% NPA/TA 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 9/3 0/2 02 4 1Q2 2024 is a Preliminary Number Non-Performing Assets to Total Assets NPAs continue to normalize though still remain historically low Historical Data are manual input from S&P File. Current quarter is linked

2020 • Decrease in allowance for credit losses driven by an improved macroeconomic scenario coupled with changes in credit quality within specific segments of the portfolio, offset by net loan growth including the acquisition of Macatawa • Coverage across all portfolios remains strong to endure potential future economic stress • Increase in allowance driven by net loan growth across most segments coupled with changes in credit quality within specific products of the portfolio • Strong coverage across all portfolios designed to protect against potential future economic downturn $43.2 $44.7 $47.1 0.99% 0.98% 0.93% Total Loan Period End Balance Allowance as a % of Total Loans 3/31/2024 6/30/2024 9/30/2024 $25.4 $26.3 $28.4 1.51% 1.52% 1.40% Core Loan Period End Balance Allowance as a % of Category 3/31/2024 6/30/2024 9/30/2024 $17.8 $18.4 $18.7 0.25% 0.21% 0.21% Niche Loan Period End Balance Allowance as a % of Category 3/31/2024 6/30/2024 9/30/2024 Credit Quality - Allowance for Loan Losses The Company remains well-reserved Consistently Well-Reserved Across Our Core Loan PortfolioAmple Allowance Coverage on Total Loan Portfolio ($ in Billions) ($ in Billions) Allowance Provides Appropriate Coverage Given Minimal Historic Losses in Niche Portfolio ($ in Billions) Q3 2024 Highlights Manual Input - All Data comes from Mike Reiser

2121 $151.5 $169.6 $166.5 $182.0 $171.6 1.19% 1.32% 1.23% 1.29% 1.13% Calculated Allowance Allowance as a % of Category 9/30/2023 12/31/2024 3/31/2024 6/30/2024 9/30/2024 $43.8 $39.0 $31.8 $51.4 $63.8 0.34% 0.30% 0.24% 0.36% 0.42% NPLs NPL as a % of Category 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $12,725 $12,832 $13,503 $14,154 $15,248 0.04% 0.14% 0.33% 0.25% 0.61% Period End Balance Net Charge-Off Ratio 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 44% 11%6% 16% 8% 5% 3% 7% Commercial and industrial Asset-based lending Municipal Leases Franchise Mortgage warehouse lines of credit Community Advantage - HOA Insurance agency lending Credit Quality - Commercial Loans Diversified portfolio with low net charge-offs Manageable Levels of Non-Performing Commercial Loans Strong Loan Growth With the Majority of Charge-offs Related to One Relationship Previously Reserved for in Prior Quarters ($ in Millions) ($ in Millions) Allowance Provides Appropriate Coverage Commercial Loan Composition (as of 9/30/2024) ($ in Millions)

2222 $10,946 $11,344 $11,633 $11,947 $12,793 0.05% 0.19% 0.19% 0.53% 0.00% Period End Balance Net Charge-Off Ratio 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $18.1 $35.5 $39.3 $48.3 $42.3 0.17% 0.31% 0.34% 0.40% 0.33% NPLs NPL as a % of Category 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $215.7 $215.7 $226.1 $223.7 $231.1 1.97% 1.90% 1.94% 1.87% 1.81% Calculated Allowance Allowance as a % of Category 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 13% 20% 11% 25% 12% 15% 1% 3% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land Credit Quality - Commercial Real Estate Loans Well-diversified portfolio with a majority of its exposure in stabilized, income producing properties NPLs and Credit Quality Remains Relatively StableProactive Credit Management ($ in Millions) ($ in Millions) Ample Allowance Levels to Protect Against Potential Future Market Pressure Commercial Real Estate Loan Composition (as of 9/30/2024) ($ in Millions)

2323 Medical, 27% Medical Owner Occupied, 2% Non-Medical Owner- Occupied, 15% Non-Medical Non Owner-Occupied, 56% $403.1 $320.9 $242.8 $206.6 $286.2 $215.7 $160.3 $150.2 $189.7 $130.3 $187.8 $122.8 Total CRE Office Non-Medical Non Owner-Occupied <$2M $2M-$5M $5M-$10M $10M-$15M $15M-$20M >=$20M Chicago CBD, 11% Other CBD, 12% Suburban, 77% 1Chicago CBD includes the following zip codes: 60601, 60602, 60603, 60604, 60605, 60606, 60607, 60610, 60611, 60654, 60661 2Other CBD includes the following metropolitan areas: Milwaukee, Boulder, Orlando, Saint Paul, Columbus, Akron, Cincinnati, San Antonio 1 2 $1,298.0 $197.7$179.6 $941.1 ### $244.4 $447.3 288937 100 49 34 26 17 11 17 11 8 5 Number of Loans Per Category CRE Office Portfolio (as of 9/30/2024) CRE office represents a minimal percentage of the total loan portfolio CRE Office Portfolio Geography ($ in Millions) CRE Office Portfolio Composition Granularity of CRE Office Portfolio by Loan Size ($ in Millions) ($ in Millions) <$2M $2M-$5M $5M-$10M $10M-$15M $15M-$20M >=$20M # of Loans CRE 937 100 34 17 17 8 Non Med 288 49 26 11 11 5 Portfolio Characteristics As of 6/30/2024 As of 9/30/2024 Balance ($ in Millions) $1,585 $1,675 CRE office as a % to Total CRE 13.27% 13.09% CRE office as a % to Total Loans 3.55% 3.56% Average Size of Loan ($ in Millions) $1.5 $1.5 Non-Performing Loan (NPL) Ratio 2.05% 1.57% Loans Still Accruing that are 30-89 Days Past Due Ratio 0.07% 1.66% Owner Occupied or Medical % 42% 44% $42.5 Manual Input - Data Comes from Mario's Team Medical $ 447.3 Medical Owner Occupied $ 42.5 Non-Medical Owner-Occupied $ 244.4 Non-Medical Non Owner- Occupied $ 941.1 Chicago CBD $ 179.6 Other CBD $ 197.7 Suburban $ 1,298.0 Total $ 1,675.3

2424 Manual Input - Data comes from Dominic Sarro $10.7 $0.0 $0.0 $0.0 $0.0 0.13% 0.00% 0.00% 0.00% 0.00% NPLs NPL as a % of Category 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $8,353 $1,947 Cash Surrender Value Other $7,932 $7,878 $7,872 $7,962 $7,997 0.00% 0.00% 0.00% 0.00% 0.00% Period End Balance Net Charge-Off Ratio 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 1 Loan Collateral reported at actual values versus credit advance rate 2 Collateral Coverage is calculated by dividing Total Loan Collateral (Undiscounted) by Total Loan Portfolio Balance 4% 72% 6% 18% Annuity Brokerage Account Certificate of Deposit Letters of Credit OtherCollateral Coverage2 of 129% Credit Quality Premium Finance Receivables - Life Insurance Life Insurance portfolio remains steady and has continued to demonstrate exceptional credit quality Continued Low Levels of Non-Performing LoansQ3 2024 Balances Remained Consistent with Strong Credit Quality ($ in Millions) ($ in Millions) Total Loan Collateral1 by Type (as of 9/30/2024) "Other" Loan Collateral1 by Type (as of 9/30/2024) ($ in Millions) Pending

2525 Steady Levels of Non-Performing LoansConsistent Loan Growth $6,723 $6,904 $6,940 $7,101 $7,132 0.29% 0.29% 0.32% 0.33% 0.24% Period End Balance Net Charge-Off Ratio 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $4,212 $4,140 $4,209 $5,080 $4,499 Originations Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $43.0 $47.7 $58.5 $55.1 $54.3 0.64% 0.69% 0.84% 0.78% 0.76% NPLs NPL as a % of Category 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $3,531 $2,358 $1,050 $193 Current Premium Finance Receivables - Property and Casualty Insurance Loan Balances Projected to Mature Based on Modeled Contractual Cash Flows ≤ 3 Months 4-6 Months 7-9 Months > 9 months Premium Finance Receivables - Property and Casualty Insurance ($ in Millions) ($ in Millions) Projected Repayments Stable Origination Volume Despite Seasonality of Portfolio ($ in Millions) ($ in Millions) Manual Input - Data comes from Mark B Manual Input - Data comes from Thanos Polyzois and Matt for Canada Pending

2626 Appendix

2727 ($ in Thousands) Purchased Loans Unaccreted Purchase Accounting Carrying Value WA Remaining Life ( Months) 8/1/24-9/30/24 Accretion Commercial & Industrial $508,045 $5,080 $513,125 36 $141 Commercial Real Estate $604,060 $6,041 $610,101 59 $102 Consumer & Other $3,848 $38 $3,886 48 $1 Home Equity $58,693 $587 $59,280 86 $7 Residential Real Estate $211,382 $2,114 $213,496 86 $25 Total Loans $1,386,028 $13,860 $1,399,888 56 $276 Macatawa Bank - Purchase Accounting Wintrust's proven acquisition expertise will support efficient integration of Macatawa Additional Information • Macatawa acquisition completed on August 1st, 2024 • Purchase price totaled $499.3MM. The company issued 4.7MM shares of WTFC common stock • Preliminarily recorded goodwill of approximately $144.6 million on the purchase ($ in Millions) 3Q 24 Impact Estimated 4Q 24 Impact Commentary Items accreting through interest income: Record loans at fair value $(53.7) $3.2 $3.7 Accreted into interest and fees on loans using methods that approximate the effective interest method, which accretes the discounts over the life of the loans Record securities at fair value (securities sold) $(32.1) $0.0 $0.0 The company sold $527.6 of the securities after the closing of the acquisition, with the discount absorbing $32.1 in losses realized on the sale Record securities at fair value (securities retained) $(1.4) $0.2 $0.3 The remaining $1.4 of discount on $82.3 securities not sold will be accreted into investment securities using methods that approximate the effective interest method, which accretes the discount over the life of the securities Items amortizing through non-interest expense: Record buildings at fair value $6.2 $0.1 $0.1 Amortized to occupancy expense over 39 years using the straight-line method Record core deposit intangible $99.3 $3.0 $4.5 Amortized through other acquisition-related intangible assets expense over 10 years using the sum-of-the-years-digits method Pre-tax impact $0.3 $(0.6) ($ in Millions) PENDING

2828 Hedging activities had a 17 basis point unfavorable impact to our Q3 2024 NIM as compared to a 18 basis point unfavorable impact to our Q2 2024 NIM. These derivatives are expected to benefit the Company as one-month term SOFR rates fall. Hedge Type Effective Date Notional Maturity Date Cap Rate Floor Rate Swap Rate Costless Collar 9/1/2022 $1.25B 9/1/2025 3.74% 2.25% N/A Costless Collar 9/1/2022 $1.25B 9/1/2027 3.45% 2.00% N/A Costless Collar 10/1/2022 $0.5B 10/1/2026 4.32% 2.75% N/A Receive Fixed Swap 1/31/2023 $0.5B 12/31/2025 N/A N/A 3.75% Receive Fixed Swap 1/31/2023 $0.5B 12/31/2026 N/A N/A 3.51% Receive Fixed Swap 2/1/2023 $0.25B 2/1/2026 N/A N/A 3.68% Receive Fixed Swap 2/1/2023 $0.25B 2/1/2027 N/A N/A 3.45% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2026 N/A N/A 3.92% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2028 N/A N/A 3.53% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2026 N/A N/A 4.18% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2028 N/A N/A 3.75% Receive Fixed Swap 4/1/2023 $0.25B 7/1/2026 N/A N/A 4.45% Receive Fixed Swap 4/1/2023 $0.25B 7/1/2027 N/A N/A 4.15% Receive Fixed Swap 10/1/2024 $0.35B 10/1/2029 N/A N/A 3.99% Receive Fixed Swap 11/1/2024 $0.35B 11/1/2029 N/A N/A 4.25% Below are the details of the derivatives entered by the Company as of September 30, 2024. These derivatives hedge the cash flows of variable rate loans that reprice monthly based on one-month term SOFR. Hedging Strategy Update Use of Hedges to Mitigate Negative Impacts of Falling Rates Manual Input - To Confirm with Joel

2929 1Geographic Diversification: relevant business location utilized to estimate geographic diversification, which can mean the following locations types were used: collateral location, customer business location, customer home address and customer billing address States/Jurisdictions that individually comprise 1% or less of the Total Loan Portfolio shaded light blue Loan Portfolio Highly diversified portfolio across U.S Loan Portfolio - Geographic Diversification1 (as of 9/30/2024) 34% 8% 7% 6% 5% 4% 3% 2% 2% 2% 2% 2%Canada: Total Loan Portfolio Primary Geographic Region Commercial: Commercial, industrial and other Illinois/Wisconsin Leasing Nationwide Franchise Lending Nationwide Commercial real estate Construction and development Illinois/Wisconsin Non-construction Illinois/Wisconsin Home equity Illinois/Wisconsin Residential Real Estate Illinois/Wisconsin Premium finance receivables Commercial insurance loans Nationwide and Canada Life insurance loans Nationwide Consumer and other Illinois/Wisconsin 2% 1.2% 1.4% 1.4% 1.5% 4%

3030 Abbreviation Definition BOLI Bank Owned Life Insurance BP Basis Point BV Book Value per Common Share CBD Central Business District CET1 Ratio Common Equity Tier 1 Capital Ratio CRE Commercial Real Estate Diluted EPS Net Income per Common Share - Diluted FDIC Federal Deposit Insurance Corporation GAAP Generally Accepted Accounting Principles HOA Homeowners Association Interest Bearing Cash Total Interest-Bearing Deposits with Banks, Securities Purchased under Resale Agreements and Cash Equivalents MSA Metropolitan Statistical Area MSR Mortgage Servicing Right NCO Net Charge Off NII Net Interest Income NIM Net Interest Margin Non-GAAP For non-GAAP metrics, see the reconciliation in the Appendix NP Not Pictured NPA Non-Performing Asset NPL Non-Performing Loan PCD Purchased Credit Deteriorated PFR Premium Finance Receivables PTPP Pre-Tax, Pre-Provision Income RBA Retirement Benefits Advisors ROA Return on Assets ROE Return on Average Common Equity ROTCE Return on Average Tangible Common Equity RWA Risk-Weighted Asset SOFR Secured Overnight Financing Rate TA Total Assets TBV Tangible Book Value TBVPS Tangible Book Value Per Share Glossary

Non-GAAP Reconciliation

Reconciliation of non-GAAP Net Interest Margin and Efficiency Ratio ($ in Thousands):	Three Months Ended September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	Nine Months Ended September 30, 2024	September 30, 2023
(A) Interest Income (GAAP)	$908,604	$849,979	$805,513	$793,848	$762,400	$ 2,564,096	$ 2,099,266
Taxable-equivalent adjustment:							
- Loans	2,474	2,305	2,246	2,150	1,923	7,025	5,677
- Liquidity Management Assets	668	567	550	575	572	1,785	1,674
- Other Earning Assets	2	3	5	4	1	10	6
(B) Interest Income (non-GAAP)	$911,748	$852,854	$808,314	$796,577	$764,896	$2,572,916	$2,106,623
(C) Interest Expense (GAAP)	$406,021	$379,369	$341,319	$323,874	$300,042	$1,126,709	$731,376
(D) Net Interest Income (GAAP) (A minus C)	$502,583	$470,610	$464,194	$469,974	$462,358	$1,437,387	$1,367,890
(E) Net Interest Income (non-GAAP) (B minus C)	$505,727	$473,485	$466,995	$472,703	$464,854	$1,446,207	$1,375,247
Net interest margin (GAAP)	**3.49 %**	**3.50 %**	**3.57 %**	**3.62 %**	**3.60 %**	**3.52 %**	**3.68 %**
Net interest margin, fully taxable-equivalent (non-GAAP)	**3.51 %**	**3.52 %**	**3.59 %**	**3.64 %**	**3.62 %**	**3.54 %**	**3.70 %**
(F) Non-interest income	$113,147	$121,147	$140,580	$100,829	$112,478	$374,874	$333,277
(G) (Losses) gains on investment securities, net	3,189	(4,282)	1,326	2,484	(2,357)	233	(959)
(H) Non-interest expense	360,687	340,353	333,145	362,652	330,055	1,034,185	949,847
Efficiency ratio (H/(D+F-G))	**58.88 %**	**57.10 %**	**55.21 %**	**63.81 %**	**57.18 %**	**57.07 %**	**55.80 %**
Efficiency ratio (non-GAAP) (H/(E+F-G))	**58.58 %**	**56.83 %**	**54.95 %**	**63.51 %**	**56.94 %**	**56.80 %**	**55.56 %**
Reconciliation of non-GAAP Pre-Tax, Pre-Provision Income ($ in Thousands):							
Income before taxes	$232,709	$211,343	$249,956	$165,243	$224,858	$694,008	$679,838
Add: Provision for credit losses	22,334	40,061	21,673	42,908	19,923	$84,068	$71,482
Pre-tax income, excluding provision for credit losses (non-GAAP)	**$255,043**	**$251,404**	**$271,629**	**$208,151**	**$244,781**	**$778,076**	**$751,320**

The accounting and reporting policies of Wintrust conform to generally accepted accounting principles ("GAAP") in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company's performance. Management believes that these measures and ratios provide users of the Company's financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company's operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.

WINTRUST 31

3232 Reconciliation of Non-GAAP Pre-Tax, Pre-Provision Income ($ in Thousands): Income before taxes $ 232,709 $ 211,343 $ 249,956 $ 165,243 $ 224,858 $ 694,008 $ 679,838 Add: Provision for credit losses 22,334 40,061 21,673 42,908 19,923 84,068 71,482 Pre-tax income, excluding provision for credit losses (non-GAAP) $ 255,043 $ 251,404 $ 271,629 $ 208,151 $ 244,781 $ 778,076 $ 751,320 Three Months Ended Nine Months Ended Reconciliation of non-GAAP Return on Average Tangible Common Equity ($ in Thousands): September 30, June 30, March 31, December 31, September 30, September 30, September 30, 2024 2024 2024 2023 2023 2024 2023 (N) Net income applicable to common shares $163,010 $145,397 $180,303 $116,489 $157,207 $488,710 $478,173 Add: Intangible asset amortization 4,042 1,122 1,158 1,356 1,408 6,322 4,142 Less: Tax effect of intangible asset amortization (1,087) (311) (291) (343) (380) (1,682) (1,102) After-tax intangible asset amortization $ 2,955 $ 811 $ 867 $ 1,013 $ 1,028 $ 4,640 $ 3,040 (O) Tangible net income applicable to common shares (non-GAAP) $165,965 $146,208 $181,170 $117,502 $158,235 493,350 481,213 Total average shareholders’ equity $5,990,429 $5,450,173 $5,440,457 $5,066,196 $5,083,883 $5,628,346 $5,008,648 Less: Average preferred stock (412,500) (412,500) (412,500) (412,500) (412,500) (412,500) $(412,500) (P) Total average common shareholders’ equity $5,577,929 $5,037,673 $5,027,957 $4,653,696 $4,671,383 $5,215,846 $ 4,596,148 Less: Average intangible assets (833,574) (677,207) (678,731) (679,812) (681,520) (730,216) $ (679,799) (Q) Total average tangible common shareholders’ equity (non-GAAP) $4,744,355 $4,360,466 $4,349,226 $3,973,884 $3,989,863 $ 4,485,630 $ 3,916,349 Return on average common equity, annualized (N/P) 11.63% 11.61% 14.42% 9.93% 13.35% 12.52% 13.91 % Return on average tangible common equity, annualized (non-GAAP) (O/Q) 13.92 13.49 16.75 11.73 15.73 14.69 16.43 The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non- GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently. Non-GAAP Reconciliation

3333 Three Months Ended Reconciliation of non-GAAP Tangible Common Equity ($'s and Shares in Thousands): September 30, June 30, March 31, December 31, September 30, 2024 2024 2024 2023 2023 Total shareholders’ equity (GAAP) $6,399,714 $5,536,628 $5,436,400 $5,399,526 $5,015,613 Less: Non-convertible preferred stock (GAAP) (412,500) (412,500) (412,500) (412,500) (412,500) Less: Intangible assets (GAAP) (924,646) (676,562) (677,911) (679,561) (680,353) (I) Total tangible common shareholders’ equity (non-GAAP) $5,062,568 $4,447,566 $4,345,989 $4,307,465 $3,922,760 (J) Total assets (GAAP) 63,788,424 59,781,516 57,576,933 56,259,934 55,555,246 Less: Intangible assets (GAAP) (924,646) (676,562) (677,911) (679,561) (680,353) (K) Total tangible assets (non-GAAP) $62,863,778 $59,104,954 $56,899,022 $55,580,373 $54,874,893 Common equity to assets ratio (GAAP) (L/J) 9.4% 8.6% 8.7% 8.9% 8.3 % Tangible common equity ratio (non-GAAP) (I/K) 8.1% 7.5% 7.6% 7.7% 7.1 % Reconciliation of non-GAAP Tangible Book Value per Common Share ($'s and Shares in Thousands): Total shareholders’ equity $6,399,714 $5,536,628 $5,436,400 $5,399,526 $5,015,613 Less: Preferred stock (412,500) (412,500) (412,500) (412,500) (412,500) (L) Total common equity $5,987,214 $5,124,128 $5,023,900 $4,987,026 $4,603,113 (M) Actual common shares outstanding 66,482 61,760 61,737 61,244 61,222 Book value per common share (L/M) $90.06 $82.97 $81.38 $81.43 $75.19 Tangible book value per common share (non-GAAP) (I/M) $76.15 $72.01 $70.40 $70.33 $64.07 Reconciliation of Non-GAAP Return on Average Tangible Common Equity: ($'s and Shares in Thousands): September 30, June 30, March 31, December 31, September 30, 2024 2024 2024 2023 2023 (N) Net income applicable to common shares $ 173,207 $ 137,826 $ 1,492 $ 1,579 $ 120,400 Add: Intangible asset amortization 1,235 1,436 $ (425) $ (445) 1,609 Less: Tax effect of intangible asset amortization (321) (370) 1067000 1,134 (430) After-tax intangible asset amortization $ 914 $ 1,066 137,037 88,656 $ 1,179 (O) Tangible net income applicable to common shares (non-GAAP) $ 174,121 $ 138,892 $ 4,795,387 $ 4,526,110 $ 121,579 Total average shareholders’ equity $ 4,895,271 $ 4,710,856 $ (412,500) $ (412,500) $ 4,500,460 Less: Average preferred stock (412,500) (412,500) 4,382,887 4,113,610 (412,500) (P) Total average common shareholders’ equity $ 4,482,771 $ 4,298,356 $ (678,953) $ (681,091) $ 4,087,960 Less: Average intangible assets (675,247) (676,371) 3,703,934 3,432,519 (682,603) (Q) Total average tangible common shareholders’ equity (non-GAAP) $ 3,807,524 $ 3,621,985 $0.12 $0.09 $ 3,405,357 Return on average common equity, annualized (N/P) 15.67% 12.72% 11.94 % Return on average tangible common equity, annualized (non-GAAP) (O/Q) 0.1854636737388 63 Three Months Ended Reconciliation of non-GAAP Return on Average Tangible Common Equity ($ in Thousands): September 30, June 30, March 31, December 31, September 30, 2024 2024 2024 2023 2023 (N) Net income applicable to common shares $ 163,010 $ 145,397 $ 180,303 $ 116,489 $ 157,207 Add: Intangible asset amortization $ 4,042 $ 1,122 $ 1,158 $ 1,356 1408000 Less: Tax effect of intangible asset amortization $ (1,087) $ (311) $ (291) $ (343) (380) After-tax intangible asset amortization $ 2,955 $ 811 $ 867 $ 1,013 1,028 (O) Tangible net income applicable to common shares (non-GAAP) $ 165,965 $ 146,208 $ 181,170 $ 117,502 158,235 Total average shareholders’ equity $ 5,990,429 $ 5,450,173 $ 5,440,457 $ 5,066,196 $ 5,083,883 Less: Average preferred stock $ (412,500) $ (412,500) $ (412,500) $ (412,500) $ (412,500) (P) Total average common shareholders’ equity $ 5,577,929 $ 5,037,673 $ 5,027,957 $ 4,653,696 $ 4,671,383 Less: Average intangible assets $ (833,574) $ (677,207) $ (678,731) $ (679,812) $ (681,520) (Q) Total average tangible common shareholders’ equity (non-GAAP) $4,744,355 $4,360,466 $4,349,226 $3,973,884 $3,989,863 Return on average common equity, annualized (N/P) 11.63% 11.61% 14.42% 9.93% 13.35% Return on average tangible common equity, annualized (non-GAAP) (O/Q) 13.92 13.49 16.75 11.73 15.73 Non-GAAP Reconciliation The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non- GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.